OFFICE LEASE

         THIS OFFICE LEASE ("Lease") is made between SPIEKER PROPERTIES, L.P., a California limited partnership ("Landlord") and VERTICA SOFTWARE, INC., a Colorado Corporation ("Tenant"), as of December 1, 1999 (the "date of this Lease").

                             BASIC LEASE INFORMATION

PROJECT:          Baybridge Office Plaza

BUILDING:         5801 Christie Avenue, Emeryville, CA 94608


DESCRIPTION OF PREMISES:  Suite  390  (the Premises is as outlined on Exhibit B)

RENTABLE AREA OF PREMISES: approximately    4,344    square feet

PERMITTED USE: General Office

SCHEDULED TERM COMMENCEMENT DATE:   December 1, 1999

SCHEDULED INITIAL TERM :    60 months       SCHEDULED EXPIRATION DATE: 11/30/04

BASE RENT
         12/01/99 - 11/30/00        $ 9,774.00 per month
         12/01/00 - 11/30/01        $10,067.22 per month
         12/01/01 - 11/30/02        $10,369.24 per month
         12/01/02 - 11/30/03        $10,680.32 per month
         12/01/03 - 11/30/04        $11,000.73 per month
         (Subject to provision in Paragraph 22)

SECURITY DEPOSIT: $10,000.00

BASE YEAR FOR OPERATING EXPENSES: Calendar Year 1999

TENANT'S PROPORTIONATE SHARE OF BUILDING: 5.57%                        OF PROJECT: N/A

PARKING DENSITY:  Three (3) spaces per 1,000 useable square            OCCUPANCY DENSITY:  1 person per 150 useable
                  feet of the Premises                                                     square feet of the Premises

TENANT'S NAICS CODE:   541511

TENANT CONTACT:            Name: Hans Nehme
                           Telephone Number: (510) 595-3333
                           FAX: (510) 595-3398

ADDRESSES FOR NOTICES:     To: Tenant                                  To Landlord:
                           5801 Christie Avenue, Suite 390             2200 Powell Street, Suite 200
                           Emeryville, CA 94608                        Emeryville, CA 94608
                           Attn: Hans Nehme                            Attn: Project Manager
                           FAX: (510) 595-3398                         FAX: (510) 594-5608

TENANT'S BILLING ADDRESS (If different from Notice Address): N/A

LANDLORD'S REMITTANCE ADDRESS: Spieker Properties, P.O. Box 45587, Department 11474, San Francisco, CA 94145

         IN WITNESS WHEREOF the parties hereto have executed the Lease consisting of the Foregoing Basic Lease information, the following Standard Lease Provisions consisting of Paragraphs 1 through 22 (the "Standard Lease Provision") and Exhibits A, B, C, D and E, all of which are incorporated herein by this reference (collectively, this "Lease"). In the event of any conflict between the provisions of the Basic Lease information and the provisions of the Standard Lease Provision, the Standard Lease Provisions shall control.

    "Landlord"                                      "Tenant"

    SPIEKER PROPERTIES, L.P.                        VERTICA SOFTWARE, INC.
    a California limited partnership                a Colorado corporation

    By:   Spieker Properties, Inc.
    a Maryland corporation, its general partner

         By:     /s/ John R. Winther                By:    /s/ Hans Nehme
             ---------------------------                ------------------------


         Its:                                       Its:
              --------------------------                ------------------------
              Senior Vice President                  President


         Date:   12/22/99                           Date:   12/2/99
               -------------------------                  ----------------------